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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):   May 10, 2002


                         INDEPENDENT BANKSHARES, INC.
            (Exact name of registrant as specified in its charter)


            Texas                         0-10196               75-1717279
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(State or other Jurisdiction of       (Commission File       (I.R.S. Employer
        Incorporation)                    Number)           Identification No.)


                       1617 Broadway, Lubbock, Texas 79408
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               (Address of principal executive offices)(Zip Code)


                                 (806) 749-1850
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On May 10, 2002, Independent Bankshares, Inc. (the "Company") dismissed Ernst & Young LLP ("E&Y") as the Company's independent public accountant. The decision to dismiss E&Y as the Company's independent public accountant was approved by the Company's Board of Directors following a recommendation submitted by the Audit Committee of the Company's Board of Directors.

        During each of the fiscal years ended December 31, 2000 and 2001 and the subsequent interim period through May 10, 2002, there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports; and there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K occurring within the Company's two most recent fiscal years and the subsequent interim period through May 10, 2002.

        E&Y's audit reports on the Company's consolidated financial statements as of and for each of the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

        The Company has provided E&Y with a copy of the disclosure it is making in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Company requested that E&Y provide its response letter, addressed to the United States Securities and Exchange Commission, stating whether it agrees with the statements may by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. Attached as an exhibit to this Form 8-K is E&Y's response in which they stated they are in agreement with the Company's statements included in this Form 8-K.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

        (a) - (b)       Not applicable.

        (c) Exhibits - The following materials are filed as exhibits to this Current Report on Form 8-K:

   EXHIBIT NO.                          DOCUMENT DESCRIPTION

      16.1 Letter from Ernst & Young LLP, dated May 17, 2002, regarding change in certifying accountant.

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INDEPENDENT BANKSHARES, INC.
                                        (Registrant)


Date: May 17, 2002                      By: /s/ Don E. Cosby
                                            ----------------------------------
                                        Name:   Don E. Cosby
                                        Title:  Executive Vice President and
                                                Chief Financial Officer

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                                 EXHIBIT INDEX


   EXHIBIT NO.                          DOCUMENT DESCRIPTION

      16.1 Letter from Ernst & Young LLP, dated May 17, 2002, regarding change in certifying accountant.